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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2000



                           COMPAQ COMPUTER CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       1-9026                 76-0011617
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(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)



               20555 SH 249
              Houston, Texas                             77070
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 (Address of Principal Executive Offices)              (Zip Code)





                                 (281) 370-0670
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              (Registrant's telephone number, including area code)



                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5.  Other Events.

     In a release dated February 16, 2000, Compaq Computer Corporation (NYSE:
CPQ) announced the formation of Custom Edge and the completion of its acquisition of certain assets from InaCom Corp. (NYSE: ICO) for $369.5 million. The news release is attached as Exhibit 99.

     ITEM 7.  Exhibits.

     Exhibit 99     News Release dated February 16, 2000 is attached.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    COMPAQ COMPUTER CORPORATION

Dated: February 18, 2000            By: /s/ Ben K. Wells
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                                        Name:  Ben K. Wells
                                        Title: Vice President and Treasurer,
                                               Acting Chief Financial Officer



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